UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10,
                              2004


                      QUALITY DINING, INC.
     (Exact name of registrant as specified in its charter)

      Indiana              000-23420            35-1804902
  (State or other         (Commission         (IRS Employer
  jurisdiction of         File Number)     Identification No.)
   incorporation)

                    4220 Edison Lakes Parkway
                       Mishawaka, IN 46545
       (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code:
                    (574) 271- 4600


                               N/A
  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 4 - Matters Related to Accountants and Financial
Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
(a)

          On September 10, 2004, Quality Dining, Inc. (the "Company") concluded that there was an error in the calculation of the weighted average shares outstanding in the Company's financial statements for the sixteen weeks ended February 15, 2004 included in the Company's Form 10-Q for the quarterly period ended February 15, 2004, and the Company's financial statements for the twelve and twenty-eight weeks ended May 9, 2004 included in the Company's Form 10-Q for the quarterly period ended May 9, 2004. The error in the calculation of weighted average shares outstanding did not affect the Company's reported financial position or results of operations including net income but did affect the calculation of basic and diluted net income (loss) per share for each reporting period.

          Specifically, the shares of the Company's common stock held by an affiliated real estate entity should have been excluded from the calculation of weighted average shares outstanding in the Company's financial statements for the sixteen weeks ended February 15, 2004 and the twelve and the twenty-eight
weeks ended May 9, 2004.   The affiliated real estate entity
leases certain Burger King restaurants to the Company and is owned by the Company's Chairman and Chief Executive Officer. Beginning October 27, 2003, the Company has consolidated the affiliated real estate entity pursuant to the guidance in FASB Interpretation No. 46, "Consolidation of Variable Interest Entities", as amended (FIN 46R). The Company appropriately reflected the common stock held by the affiliated real estate entity as treasury stock on its consolidated balance sheets at February 15, 2004 and May 9, 2004.

          Accordingly, the Company's management and Audit Committee have concluded that the financial statements in the Company's Forms 10-Q for the quarterly periods ended February 15, 2004 and May 9, 2004, should no longer be relied upon. Based on this decision, the Company will adjust the previously reported weighted average shares outstanding and resultant net income
(loss) per share data in its financial statements for the sixteen weeks ended February 15, 2004 and the twelve and twenty-eight weeks ended May 9, 2004, and file an amendment to each of the applicable Forms 10-Q to reflect the proper weighted average shares outstanding and the proper basic and diluted net income
(loss) per share. These amended filings will present the following:

Sixteen Weeks Ended February 15, 2004
---------------------------------------------------

                                     As Restated        As Previously
                                                          Reported
                                  --------------        -------------
Basic net income per share:
    Continuing operations              $   0.01               $  0.00
    Discontinued operations                0.02                  0.02
                                        -------               -------
Basic net income per share             $   0.03               $  0.02
                                        =======                ======
Diluted net income per share:
    Continuing operations              $  0.01               $   0.00
    Discontinued operations               0.02                   0.02
                                        ------                 ------
Diluted net income per share           $  0.03               $   0.02
                                        ======                 ======
Weighted average shares outstanding:
Basic                               10,163,000             11,311,000
Diluted                             10,195,000             11,343,000



Twelve Weeks Ended May 9, 2004
----------------------------------------------


                                     As Restated        As Previously
                                                          Reported
                                  --------------        -------------

Basic net income (loss) per share:
    Continuing operations               $  0.11               $  0.10
    Discontinued operations               (0.09)                (0.08)
                                        -------               -------
Basic net income (loss) per share       $  0.02               $  0.02
                                        =======               =======
Diluted net income (loss) per share:
    Continuing operations               $  0.11               $  0.10
    Discontinued operations               (0.09)                (0.08)
                                        -------               -------
Diluted net income (loss) per share     $  0.02               $  0.02
                                        =======               =======
Weighted average shares outstanding:
Basic                                10,163,000            11,311,000
Diluted                              10,189,000            11,337,000



Twenty-Eight Weeks Ended May 9, 2004
---------------------------------------------

                                     As Restated        As Previously
                                                          Reported
                                  --------------        -------------

Basic net income (loss) per share:
    Continuing operations                $  0.13              $  0.11
    Discontinued operations                (0.08)               (0.07)
                                         -------              -------
Basic net income (loss) per share        $  0.05              $  0.04
                                         =======              =======
Diluted net income (loss) per share:
    Continuing operations                $  0.13              $  0.11
    Discontinued operations                (0.08)               (0.07)
                                         -------              -------
Diluted net income (loss) per share      $  0.05              $  0.04
                                         =======              =======
Weighted average shares outstanding:
Basic                                 10,163,000           11,311,000
Diluted                               10,193,000           11,341,000


          The Company's management and Audit Committee have discussed this matter with PricewaterhouseCoopers LLP ("PWC"), the independent public registered accounting firm for the Company, and PWC has advised the Company that it concurs with the Company's determinations described above. The Company expects to file an amended Form 10-Q (Form 10-Q/A) for each of the quarterly periods ended February 15, 2004 and May 9, 2004 immediately after filing this Form 8-K.




SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2004

QUALITY DINING, INC.



By: /s/ John C. Firth
Name:  John C. Firth
Title:   Executive Vice President and General Counsel